Exhibit 10.5 MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN STOCK APPRECIATION RIGHTS AWARD CERTIFICATE THIS IS TO CERTIFY that Mannatech, Incorporated, a Texas corporation (the “Company”), has granted you (the “Participant”) the following Stock Appreciation Rights (“SARs”) under its 2017 Stock Incentive Plan (the “Plan”), as follows: Participant: _____________________________________ Participant’s Address: _____________________________________ _____________________________________ Number of Shares: _____________________________________ Strike Price per Share: $[●] Date of Grant: _____________________________________ Expiration Date: _____________________________________ Vesting Commencement Date: _____________________________________ Vesting Schedule: Anniversary of Vesting Percentage of Commencement Date Shares Vested % % % % By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Stock Appreciation Rights Award Agreement and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the SARs granted under this Certificate and the related Stock Appreciation Rights Award Agreement and to receive the SARs designated above subject to the terms of the Plan, this Certificate and the Stock Appreciation Rights Award Agreement. Participant: Name: , an individual Dated: _______________________________ Mannatech, Incorporated By: Title: Dated: _______________________________

MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN STOCK APPRECIATION RIGHTS AWARD AGREEMENT This Stock Appreciation Rights Award Agreement (this “Agreement”), is made and entered into on the execution date of the Stock Appreciation Rights Award Certificate (the “Certificate”) to which it is attached, by and between Mannatech, Incorporated, a Texas corporation (the “Company”), and the Participant named in the Certificate. Under the Company’s 2017 Stock Incentive Plan (the “Plan”), the Administrator has authorized the grant to the Participant of the Stock Appreciation Rights under the terms and subject to the conditions set forth in the Certificate, this Agreement and in the Plan. Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Plan. NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Grant of Award. The Company hereby grants to the Participant, as of the Date of Grant, the SARs for the Number of Shares specified in the Certificate. The SARs will be exercisable at the Strike Price from time to time on or before the Expiration Date specified in the Certificate, subject to all of the terms and conditions of the Certificate, this Agreement and the Plan. 2. Right to Exercise (a) Vesting. The Award will vest and become exercisable according to the Vesting Schedule set forth in the Certificate. If application of the Vesting Schedule causes a fractional Share to otherwise become exercisable, the vested Shares will be rounded down to the nearest whole Share for each vesting period except for the last period in the Vesting Schedule, at which time the Award will become exercisable for the full remainder of the unexercised SARs subject to the Award. (b) Exercise Period. Unless the Award expires as provided in Section 3, the Award may be exercised after the Date of Grant to the extent the Award has vested. The Award cannot be exercised for fractional Shares. (c) Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, no portion of the Award will be exercisable at any time before the Plan is approved by the Company’s shareholders. 3. Expiration. The Award will expire at 12:01 am Central Time on the Expiration Date set forth in the Certificate or earlier as provided in Section 4 below. 4. Termination of Continuous Service. The right to exercise the Award is subject to the following terms and conditions.

(a) Forfeiture of Unvested SARs. If the Participant’s Continuous Service is terminated for any reason (including Participant’s death or Disability) other than for Cause, the unvested portion of the Award will terminate at the close of business on the date of termination of Continuous Service. (b) For Any Reason other than Cause, Death or Disability. If the Participant’s Continuous Service is terminated for any reason other than the Participant’s death or Disability or by the Company for Cause, the Participant may exercise the Award to the extent (and only to the extent) the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service or (ii) the Expiration Date, at the end of which period the Award will immediately terminate and the unexercised SARs will cease to be exercisable. (c) Death or Disability. If the Participant’s Continuous Service is terminated by reason of the Participant’s death or Disability (or if the Participant dies within three months after the date of termination of the Participant’s Continuous Service for any reason other than for Cause), the Participant (or his or her legal representative, executor, administrator, heir, or legatee, as the case may be) may exercise the Award to the extent the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date 12 months following the termination of the Participant’s Continuous Service or (ii) the Expiration Date, at the end of which period the Award will immediately terminate and the unexercised SARs will cease to be exercisable. (d) For Cause. If the Company, including any Affiliate, terminates the Participant’s Continuous Service for Cause, then all of the Participant’s rights under this Agreement will expire and the entire Award will terminate, regardless of whether or to what extent vested, as of the beginning of business on the date of termination of the Participant’s Continuous Service. (e) Extension of Termination Date. Notwithstanding anything in this Agreement to the contrary, if the exercise of the Award following the termination of the Participant’s Continuous Service for any reason other than the Participant’s death or Disability or by the Company for Cause would violate any applicable federal, state or local law, then the Award will remain exercisable until the earlier of (i) the date that is 30 days after the exercise of the Award would no longer violate any applicable federal, state or local law or (ii) the Expiration Date, at the end of which period the Award will immediately terminate and the unexercised SARs will cease to be exercisable. 5. Manner of Exercise (a) Exercise Notice. To exercise the Award, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s legal representative, executor, administrator, heir or legatee, as the case may be) must deliver to the Administrator a fully executed exercise notice and agreement in the form attached hereto, or in any other form as approved by the Administrator (the “Exercise Notice”). The Exercise Notice must set forth, inter alia, (i) the Participant’s election to exercise the Award; (ii) the number of Shares with respect to which the Award is being exercised; (iii) any restrictions imposed on the Shares; and (iv) any representations, warranties or agreements regarding the Participant’s investment intent and access to information as the Company may require to comply with applicable securities laws. The Award may be exercised by someone other than the Participant on submission of documentation reasonably acceptable to the Administrator verifying that the Person has the legal right to exercise the Award. Notwithstanding anything herein to the contrary, to the extent the Award has not been exercised as of the Exercise Date and has not been terminated under Section 4, the unexercised SARs will automatically be exercised on the Expiration Date and paid in accordance with Section 5(b). (b) Payment. On delivery to the Administrator of a signed Exercise Notice, the Company will pay the Participant the Appreciation Value of the SARs being exercised. The “Appreciation Value” is equal to the product of the number of Shares for which the Award is exercised multiplied by the difference between the Fair Market Value per Share on the exercise date and the Strike Price. The Appreciation Value will be divided by the Fair Market Value per Share on the exercise date to determine the number of whole Shares to be distributed. Any fractional Share will be paid in cash. (c) Tax Withholding. As a condition to the exercise of the Award, before the issuance of Shares the Participant must pay or provide for any applicable federal, state, or local tax withholding obligations of the Company that may arise in connection with the payment of the Appreciation Value. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, including any portion of the Appreciation Value that is paid in cash, the Participant may provide for payment of withholding taxes in full by cash or check or, if permitted by the Administrator, by one or more of the alternative methods of payment described in the Plan. To the extent the Appreciation Value is paid in cash (d) Issuance of Shares. Subject to the Exercise Notice and withholding payment being in form and substance satisfactory to the Administrator, the Administrator will cause a stock certificate to be delivered to the Participant with respect to the Shares issued, subject to any applicable federal securities laws restrictions, and will enter the Participant’s name as shareholder of record with respect to the Shares on the books of the Company. Participant acknowledges and agrees that Shares may be issued in electronic form as a book entry with the Company’s transfer agent and that no physical certificates need be issued. 6. Compliance with Laws and Regulations. The exercise of the Award and the issuance and transfer of Shares is subject to the Company’s and Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state, local and foreign tax and securities laws and with all applicable requirements of any securities exchange on which the Shares may be listed at the time of issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify any Shares with the Securities and Exchange Commission, any state or foreign securities regulatory authority or any securities exchange to effect compliance. 7. Limitations on Transfer. Except as the Administrator may otherwise authorize in writing in accordance with the Plan and in its sole discretion, the Award may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or, in the event of the Participant’s incapacity, by the Participant’s legal representative. The terms of the Award will be binding upon the executors, administrators, successors and assigns of Participant. 8. Privileges of Stock Ownership. The Participant will have none of the rights of a shareholder with respect to any Shares underlying the Award unless and until the Shares are issued to the Participant. 9. Restrictions on Transfer of Shares (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or foreign jurisdiction, the Company at its discretion may impose restrictions on the sale, pledge or other transfer of Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable to achieve compliance with the Securities Act, the securities laws of any state or foreign jurisdiction, or any other law. (b) Consent to Market Standoff. If an underwritten public offering by the Company of its equity securities occurs, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of the registration statement as may be requested by the Company or the underwriters. In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable standoff period. If there is any change in the number of outstanding Shares by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off, or a spin-off), a merger or consolidation, a reverse merger, or similar transaction, then any new, substituted, or additional securities which are by reason of the transaction distributed with respect to any Shares subject to the Market Standoff, or into which the Shares thereby become convertible, will immediately be subject to the Market Standoff. (c) Administration. Any determination by the Administrator and its counsel in connection with any of the matters set forth in this Section 9 will be conclusive and binding on Participant and all other Persons. 10. No Right to Continued Service. Nothing in this Agreement or the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company and its Affiliates to terminate Participant’s Continuous Service at any time.

11. General (a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The resolution of any dispute by the Administrator will be final and binding on the Company and Participant. (b) Entire Agreement. Each of the Plan and the Certificate are incorporated into this Agreement by reference, and together with this Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern. (c) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as the Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax. (d) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement is binding on Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns. (e) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then that provision will be enforced to the maximum extent possible and the other provisions of the Agreement will remain fully effective and enforceable. 12. Receipt and Acceptance. The Participant acknowledges receipt of a copy of the Plan, the Certificate, this Agreement and the prospectus dated [_________], 2017 covering the Shares reserved under the Plan. The Participant has read and understands the terms of the Plan, the Certificate and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences on exercise of the Award and that the Participant should consult a tax advisor before exercising the Award.

STOCK APPRECIATION RIGHTS EXERCISE NOTICE AND AGREEMENT Participant: Date: Mannatech, Incorporated 600 S. Royal Lane Suite 200 Coppell, TX 75019 Attention: [Chief Financial Officer] To whom it may concern: 1. Stock Appreciation Rights. I was granted Stock Appreciation Rights (the “SARs”) with respect to shares of the common stock (the “Shares”) of Mannatech, Incorporated (the “Company”) under the Company’s 2017 Stock Incentive Plan (the “Plan”), my Stock Appreciation Rights Award Certificate (the “Certificate”) and my Stock Appreciation Rights Agreement (the “Award Agreement”) as follows: Award Number: ______________________________ Date of Grant of Award: ______________________________ Number of Shares: ______________________________ Strike Price per Share: $ _____________________________ 2. Exercise of SARs. I hereby elect to exercise the SARs to receive the Appreciation Value attributable to the number of Shares indicated below, all of which are vested in accordance with the Certificate and the Award Agreement: Number of Shares Exercised: ______________________________ 3. Tax Withholding. As a condition of exercise, I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with my exercise of the SARs. 4. Award Holder Information My address is: ________________________________________________ ________________________________________________ My Social Security Number is: ____________________________________

5. No Detrimental Activity. I hereby certify that I am in compliance with the terms and conditions of the Plan and have not engaged in any Detrimental Activity as defined in the Plan. 6. Acknowledgement. I acknowledge that I am entitled to the Appreciation Value of the number of SARs with respect to which I am exercising the Award, and that upon the exercise of the same, I will not be entitled to any future Appreciation Value with respect to those SARs. I understand that I am exercising my SARs pursuant to the terms of the Plan, the Certificate and my Award Agreement, copies of which I have received and carefully read and understand, and to all of which I expressly assent. This agreement will inure to the benefit of and be binding on my heirs, executors, administrators, successors and assigns. Signed, __________________________________________ (Signature) Receipt of the above is hereby acknowledged. Mannatech, Incorporated By: Title: Date: